UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K / A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  August 25, 2008 (June 12, 2008)

Vantage Drilling Company

(Exact name of registrant as specified in its charter)

Cayman Islands	1-34094
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of Incorporation)

777 Post Oak Boulevard, Suite 610
Houston, TX		77056
(Address of principal executive offices)		(Zip Code)

(281) 404-4700

(Registrant’s telephone number, including area code)

(Not Applicable)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.  Completion of Acquisition or Disposition of Assets.

As previously reported by Vantage Drilling Company (the “Company”) in a report on Form 8-K dated and filed with the Securities and Exchange Commission on June 18, 2008, on June 12, 2008 the Company completed its acquisition of Vantage Energy Services, Inc. and Offshore Group Investments Limited (“OGIL”).  The audited and unaudited financial statements (including the notes thereto) of OGIL are filed as Exhibit 99.1 to this amended report.

Item 9.01.  Financial Statements and Exhibits.

(a)           Financial Statements.

The audited financial statements (including the notes thereto) of OGIL for the period from July 30, 2007 (date of incorporation) to December 31, 2007 and the unaudited financial statements of OGIL as of March 31, 2008 and for the three months ended March 31, 2008 are filed as Exhibit 99.1 to this report and incorporated herein by reference.

(b)           Pro Forma Information.

Not applicable.

(d)           Exhibits.

Exhibit Number	Description of Exhibit
2.1

Agreement and Plan of Merger by and among Vantage Drilling Company, a transitory U.S. merger subsidiary of Vantage Drilling Company and Vantage Energy Services, Inc. (Incorporated by reference to Exhibit 1.3 of the Company’s registration statement on Form S-4 (File No. 333-147797))

2.2

Share Purchase Agreement by and among Vantage Energy Services, Inc., F3 Capital and Offshore Group Investment Limited. (Incorporated by reference to Exhibit 1.1 of the Company’s registration statement on Form S-4 (File No. 333-147797))

2.3

Amendment No. 1 to Share Purchase Agreement by and among Vantage Drilling Company, Vantage Energy Services, Inc., F3 Capital and Offshore Group Investment Limited. (Incorporated by reference to Exhibit 1.2 of the Company’s registration statement on Form S-4 (File No. 333-147797))

4.1*	Warrant Agreement between Continental Stock Transfer & Trust Company and Vantage Drilling Company.

10.1*

Credit Agreement, dated as of June 12, 2008, among Emerald Driller Company, Sapphire Driller Company, Aquamarine Driller Company, and Topaz Driller Company, as Borrowers, Vantage Drilling Company and certain subsidiaries thereof party hereto, as Guarantors, the Lenders and Nataxis, as Facility Agent and Collateral Agent.

10.2*	2007 Long-Term Incentive Compensation Plan

10.3*	Registration Rights Agreement between the Registrant and F3 Capital.

10.4*	Employment and Non-Competition Agreement between Vantage Drilling Company and Paul A. Bragg dated June 12, 2008

10.5*	Employment and Non-Competition Agreement between Vantage International Payroll Company PTE. LTD. and Douglas Halkett dated June 12, 2008

10.6*	Employment and Non-Competition Agreement between Vantage Drilling Company and Douglas G. Smith dated June 12, 2008

10.7*	Employment and Non-Competition Agreement between Vantage International Payroll Company PTE. LTD. and Michael R.C. Derbyshire dated June 12, 2008

10.8*	Employment and Non-Competition Agreement between Vantage Drilling Company and Edward G. Brantley dated June 12, 2008

23.1	Consent of Independent Registered Public Accounting Firm

99.1

Audited Financial Statements (including the notes thereto) of Offshore Group Investment Limited for the period from July 30, 2007 (date of incorporation) to December 31, 2007 and the unaudited financial statements for Offshore Group Investment Limited as of March 31, 2008 and for the three months ended March 31, 2008.

*              Previously filed.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 25, 2008

VANTAGE DRILLING COMPANY

/s/ Chris E. Celano
Chris E. Celano,
General Counsel

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibit

2.1

Agreement and Plan of Merger by and among Vantage Drilling Company, a transitory U.S. merger subsidiary of Vantage Drilling Company and Vantage Energy Services, Inc. (Incorporated by reference to Exhibit 1.3 of the Company’s registration statement on Form S-4 (File No. 333-147797))

2.2

Share Purchase Agreement by and among Vantage Energy Services, Inc., F3 Capital and Offshore Group Investment Limited. (Incorporated by reference to Exhibit 1.1 of the Company’s registration statement on Form S-4 (File No. 333-147797))

2.3

Amendment No. 1 to Share Purchase Agreement by and among Vantage Drilling Company, Vantage Energy Services, Inc., F3 Capital and Offshore Group Investment Limited. (Incorporated by reference to Exhibit 1.2 of the Company’s registration statement on Form S-4 (File No. 333-147797))

4.1*	Warrant Agreement between Continental Stock Transfer & Trust Company and Vantage Drilling Company.

10.1*

Credit Agreement, dated as of June 12, 2008, among Emerald Driller Company, Sapphire Driller Company, Aquamarine Driller Company, and Topaz Driller Company, as Borrowers, Vantage Drilling Company and certain subsidiaries thereof party hereto, as Guarantors, the Lenders and Nataxis, as Facility Agent and Collateral Agent.

10.2*	2007 Long-Term Incentive Compensation Plan

10.3*	Registration Rights Agreement between the Registrant and F3 Capital.

10.4*	Employment and Non-Competition Agreement between Vantage Drilling Company and Paul A. Bragg dated June 12, 2008

10.5*	Employment and Non-Competition Agreement between Vantage International Payroll Company PTE. LTD. and Douglas Halkett dated June 12, 2008

10.6*	Employment and Non-Competition Agreement between Vantage Drilling Company and Douglas G. Smith dated June 12, 2008

10.7*	Employment and Non-Competition Agreement between Vantage International Payroll Company PTE. LTD. and Michael R.C. Derbyshire dated June 12, 2008

10.8*	Employment and Non-Competition Agreement between Vantage Drilling Company and Edward G. Brantley dated June 12, 2008

23.1	Consent of Independent Registered Public Accounting Firm

99.1

Audited Financial Statements (including the notes thereto) of Offshore Group Investment Limited for the period from July 30, 2007 (date of incorporation) to December 31, 2007 and the unaudited financial statements for Offshore Group Investment Limited as of March 31, 2008 and for the three months ended March 31, 2008.

*              Previously filed.